UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 5, 2026

IES Holdings, Inc.

Delaware	001-13783	76-0542208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

13131 Dairy Ashford Road, Suite 500 Sugar Land, Texas 77478

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IESC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 5, 2026, IES Holdings, Inc., a Delaware corporation (“IES” or the “Company”) entered into Amendment No. 2 to Fourth Amended and Restated Credit Agreement and Amendment No. 1 to Amended and Restated Guaranty and Security Agreement (the “Amendment”), which amends the Fourth Amended and Restated Credit Agreement dated January 21, 2025 (as previously amended, the “Credit Agreement”) by and among the Company and each of the other borrowers and guarantors named therein with Wells Fargo Bank, National Association, as administrative agent, swingline lender and issuing lender, BOKF, NA d/b/a Bank of Texas, Zions Bancorporation, N.A. d/b/a Amegy Bank, and Texas Capital Bank as co-documentation agents, Wells Fargo Securities LLC, Fifth Third Bank, National Association, The Huntington National Bank, PNC Capital Markets, LLC, as joint lead arrangers and joint bookrunners and other financial institutions party thereto as lenders.

Pursuant to the Amendment, (i) the Company’s borrowing capacity increased to $700 million of which $200 million is in the form of a term loan facility and $500 million is in the form of a revolving credit facility, and (ii) the subsidiaries acquired pursuant to the Transactions (as defined below) were joined as guarantors to the Credit Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 5, 2026, IES announced that its wholly owned subsidiary, IES OpCo Holdings, Inc. (“OpCo”), completed its previously announced acquisition of approximately 91.21% of the issued and outstanding shares of common stock (the “Transferred Shares”) of DBM Global, Inc., a Delaware corporation (the “Target”), in exchange for the Stock Consideration and Seller Cash Consideration (each as defined in the Transaction Agreement (defined below)) (the “Acquisition”). Immediately following the Acquisition, IES Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of OpCo, merged with and into the Target pursuant to Section 253 of the Delaware General Corporation Law, with the Target surviving as a wholly owned indirect subsidiary of IES through OpCo (the “Merger,” and together with the Acquisition, the “Transactions”).

The Transactions were completed on the terms set forth in that certain Transaction Agreement dated as of August 7, 2026 (the “Transaction Agreement”) by and among IES, Merger Sub, INNOVATE Corp., a Delaware corporation (“INNOVATE”), and DBM Global Intermediate Holdco Inc., a Delaware corporation.

Total consideration of approximately $691 million (the “Purchase Price”) consisted of approximately $545 million in cash and 430,974 shares of IES common stock (as adjusted for IES’s two-for-one stock split effected on August 21, 2026) valued at approximately $146 million based on the closing price of IES common stock on October 2, 2026, subject to customary net working capital and other post-closing adjustments. The cash consideration includes a $35 million payment to INNOVATE in respect of the estimated cost to INNOVATE of participating in a joint election under Section 338(h)(10) of the Internal Revenue Code. IES funded the cash consideration with cash on hand and $525 million of borrowings under the Credit Agreement, as amended by the Amendment described in Item 1.01.

The foregoing descriptions of the Transactions and the Transaction Agreement do not purport to be complete and are qualified in their entirety by reference to the Transaction Agreement which was filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed August 11, 2026, incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 5, 2026, IES issued a press release announcing the closing of the Transactions as described above under Item 2.01. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this item will be filed with the SEC by amendment as soon as practicable, but not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item will be filed with the SEC by amendment as soon as practicable, but not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
2.1†-	Transaction Agreement, dated August 7, 2026 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on August 11, 2026).
10.1*-	Amendment No. 2 to Fourth Amended and Restated Credit Agreement and Amendment No. 1 to Amended and Restated Guaranty and Security Agreement, dated October 5, 2026, by and among IES Holdings, Inc., each of the other borrowers and guarantors named therein with Wells Fargo Bank, National Association, as administrative agent, swingline lender and issuing lender, BOKF, NA d/b/a Bank of Texas, Zions Bancorporation, N.A. d/b/a Amegy Bank, and Texas Capital Bank as co-documentation agents, Wells Fargo Securities, LLC, Fifth Third Bank, National Association, The Huntington National Bank, PNC Capital Markets LLC, as joint lead arrangers and joint bookrunners and other financial institutions party thereto as lenders (filed herewith).
99.1*-	Press Release, dated October 5, 2026.
104 -	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished with this Current Report.

† Certain exhibits, schedules or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule or attachment to this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date: October 6, 2026	By:	/s/ Mary K. Newman
	Name:	Mary K. Newman
	Title:	Senior Vice President, Chief Administrative Officer and General Counsel